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                         FREMONT HOME LOAN TRUST 1999-3
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                         BANC ONE CAPITAL MARKETS, INC.

                       PRELIMINARY BACKGROUND INFORMATION

                         FREMONT HOME LOAN TRUST 1999-3







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THE ANALYSIS ABOVE HAS BEEN PREPARED  SOLELY FOR  INFORMATIONAL  PURPOSES AND IS
NOT AN OFFER TO BUY OR SELL OR A SOLICITATION OF AN OFFER TO BUY OR SELL ANY SECURITY OR INSTRUMENT OR TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. BANC ONE CAPITAL MARKETS, INC. ("BOCM") AND OTHERS ASSOCIATED WITH IT MAY HAVE POSITIONS IN, AND MAY EFFECT TRANSACTIONS IN SECURITIES AND INSTRUMENTS OF THE ISSUER MENTIONED HEREIN AND MAY ALSO PERFORM OR SEEK TO PERFORM INVESTMENT BANKING SERVICES FOR THE ISSUER OF SUCH SECURITIES AND INSTRUMENTS. THE INFORMATION PROVIDED ABOVE IS BASED ON OR DERIVED FROM INFORMATION PROVIDED BY THE ISSUER. NO REPRESENTATION IS MADE THAT IT IS ACCURATE OR COMPLETE. BOCM MAKES NO REPRESENTATIONS THAT THE ABOVE REFERENCED SECURITY WILL ACTUALLY PERFORM AS DESCRIBED IN ANY SCENARIO PRESENTED. THIS MATERIAL SUPERSEDES ANY PREVIOUS MATERIALS DISTRIBUTED AND WILL BE SUPERSEDED BY THE INFORMATION IN THE FINAL PROSPECTUS SUPPLEMENT.
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


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THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
            MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
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                  $475,000,000 (APPROXIMATE) OFFERING AMOUNT
                              AMBAC BOND INSURED
BOND SUMMARY*

                                               LAST    PRINCIPAL     EXPECTED
             APPROXIMATE                WAL  PRINCIPAL   WINDOW       RATINGS
CERTIFICATES    SIZE        COUPON     (YEARS)PAYMENT   (YEARS)    (MOODY'S/S&P)
    A-1      $325,000,000  Floater      2.72   12/06      7.25        Aaa/AAA
    A-2      $150,000,000  Floater      2.72   12/06      7.25        Aaa/AAA
     B       $13,934,637  Not Offered
                            Hereby
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*At a pricing speed of 27% CPR and to the Optional Termination.

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)
                           --------------------------
                 (COMPLETE COLLATERAL TABLES ON PAGES 12-27)

                                                    POOL 1             POOL 2
                                                    ------             ------
Number of Loans:                                        2,492               789
Current Balance:                                 $250,394,077      $115,584,286
Average Balance:                                     $100,479          $146,495
Minimum Balance:                                      $11,965           $19,268
Maximum Balance:                                     $291,000          $500,000
Wtd Average Coupon:                                    9.952%            9.784%
Wtd Average Original Term (months):                       358               359
Wtd Average Seasoning (months):                             2                 2
Wtd Average Original Loan-To-Value:                    78.50%            78.62%
Amortization Type:
ARM  loans (% of Statistical Pool                      91.78%            93.69%
Principal Balance):
Fixed  loans (% of Statistical Pool                     8.22%             6.31%
Principal Balance):

ARM Summary Information:
     Wtd Avg Initial Periodic Rate Cap:                2.936%            2.922%
     Wtd Avg Subsequent Periodic Rate Cap:             1.443%            1.449%
     Wtd Avg Margin:                                   6.233%            6.217%
     Wtd Avg Life Cap:                                16.838%           16.658%
     Wtd Avg Months to Roll:                               29                27

BOND SENSITIVITY TO PREPAYMENTS

TO OPTIONAL TERMINATION:
                                    CPR
CLASS A-1            0%     15%      20%     27%      35%     45%

AVERAGE LIFE       21.32   5.06     3.76    2.72     2.01    1.46
FIRST PAY          10/99   10/99   10/99    10/99   10/99    10/99
LAST PAY           08/28   02/13   09/09    12/06   01/05    08/03
WINDOW (YEARS)     28.92   13.42   10.00    7.25     5.33    3.92

                                    CPR
CLASS A-2            0%     15%      20%     27%      35%     45%

AVERAGE LIFE       21.40   5.06     3.76    2.72     2.01    1.46
FIRST PAY          10/99   10/99   10/99    10/99   10/99    10/99
LAST PAY           08/28   02/13   09/09    12/06   01/05    08/03
WINDOW (YEARS)     28.92   13.42   10.00    7.25     5.33    3.92

TO MATURITY:

                                    CPR
CLASS A-1            0%     15%      20%     27%      35%     45%

AVERAGE LIFE       21.37   5.46     4.10    2.96     2.19    1.59
FIRST PAY          10/99   10/99   10/99    10/99   10/99    10/99
LAST PAY           09/29   12/25   06/21    12/15   10/11    07/08
WINDOW (YEARS)     30.00   26.25   21.75    16.25   12.08    8.83

CLASS A-2                           CPR
                     0%     15%      20%     27%      35%     45%

AVERAGE LIFE       21.45   5.46     4.10    2.96     2.19    1.59
FIRST PAY          10/99   10/99   10/99    10/99   10/99    10/99
LAST PAY           09/29   12/25   06/21    12/15   10/11    07/08
WINDOW (YEARS)     30.00   26.25   21.75    16.25   12.08    8.83

PRICING INFORMATION

PRICING SPEED:          27% CPR


PAYMENT DATE:           The 25th day of each  month (or the  next  Business Day
                        thereafter) commencing in October of 1999.


INTEREST ACCRUAL        For the  Class  A-1 and  Class  A-2  Certificates,  the
PERIOD:                 period  beginning on the prior  payment date (or on the
                        Closing Date in the case of the first payment date) and ending on the day prior to the relevant payment date.

PAYMENT DELAY:          0 days.


SETTLEMENT (CLOSING)
DATE:                   On or about September 23rd, 1999.


CUT-OFF DATE:           September 1st, 1999 (close of business).

OPTIONAL TERMINATION    The Optional Termination Date is the first Payment Date
DATE:                   on which the  Aggregate  Pool  Balance has  declined to
                        less than 10% of the sum of (x) the aggregate balance of the Initial Loans as of the Cut-Off Date and (y) the amount on deposit in the Pre-funding Account as of the Settlement Date.

OPTIONAL TERMINATION:   The Servicer  may (with the consent of the  Certificate
                        Insurer, if such termination would cause a payment to be made under the Certificate Insurance Policy), at its option (and if such option is not exercised by the Servicer, the Certificate Insurer may, at its option) effect an early termination of the Trust on any Payment
                        Date on or after the Optional Termination Date by purchasing all of the Home Equity Loans at a price equal to or greater than the Termination Price.

TERMINATION PRICE:      The Termination Price will generally be an amount equal
                        to the greater of (i) the par amount of all the loans and (ii) the fair market value of the loans, and certain other expenses.

AGGREGATE POOL BALANCE: The  aggregate  of the Pool 1 and Pool 2 (each a "Pool")
                        principal balances.

SERVICING/OTHER FEES:   The collateral is subject to certain fees,  including a
                        Master Servicing and Servicing Fee totaling 0.50% per annum payable monthly, Certificate Insurer Fees and Trustee Fees.

ADVANCING:              The  Master   Servicer   is  required  to  advance  any
                        delinquent payment of interest and principal to the extent such amounts are deemed to be recoverable (the
                        "Delinquency Advances"). The Servicer is required to advance reasonable and customary expense advances with respect to the loans (for items such as taxes and insurance) to the extent such advances are deemed to be recoverable ("Servicer Advances").

DESCRIPTION OF SECURITIES


TITLE OF SECURITIES:    Fremont Home Loan Trust 1999-3,  Home Loan Asset-Backed
                        Certificates, Series 1999-3.

OFFERING AMOUNT:        Approximately $475,000,000.

LEAD UNDERWRITER:       PaineWebber Incorporated

CO-UNDERWRITERS:        Banc One Capital Markets, Inc.
                        Chase Securities Inc.
                        Credit Suisse First Boston
                        Deutsche Banc Alex. Brown
                        First Union Capital Markets

TRANSFEROR/MASTER       Fremont  Investment & Loan (a Fremont General  Company)
SERVICER:               Headquartered in Anaheim, CA

DEPOSITOR:              PaineWebber Mortgage Acceptance Corporation IV

SERVICER:               Countrywide Home Loans, Inc.

TRUSTEE:                [TBD]

STATISTICAL
CALCULATION DATE:       The loans described herein represent the portion of the
                        loans  to be  conveyed  to the  Trust at  closing  (the
                        "Initial  Loans") that have been  identified by Fremont
                        as of the  statistical  calculation  date of August 25,
                        1999.  We  anticipate  that  additional  loans  will be
                        conveyed  to  the  issuer   during  the  three   months
                        following closing. In addition, other loans may be substituted for the currently identified loans.

                        It is anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be approximately $366,000,000.

PRE-FUNDING ACCOUNT:    On the Closing Date, approximately $122,957,000 will be
                        deposited in an account (the "Pre-Funding Account") and
                        will  be  used  to  acquire   Subsequent   Loans.   The
                        "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account with respect to any pool of loans is less than $50,000 and (ii) December 21st, 1999.

FINAL POOL BALANCE:     The Final Pool Balance, with respect to each Pool, will
                        equal the principal balance of the Initial Loans for such Pool as of the cut-off date and the Pool's allocation of the Pre-Funding Account as of the Cut-off
                        Date.

CLASS B INTEREST:       The Class B Certificates will receive interest payments
                        after  the  Senior  Certificates  have  received  their
                        monthly  interest.  To the extent of a shortfall in one
                        Pool  to  cover   it's   allocation   of  the  Class  B
                        Certificate's interest, cash flow can be crossed from the other Pool to cover such shortfall.

CLASS B PRINCIPAL:      The Class B  Certificates  will  receive (1) all Excess
                        Spread  remaining after payment of Senior Principal and
                        Interest  and  certain   other   amounts  and  (2)  all
                        Overcollateralization  Reduction Amounts until the bond
                        is  retired  in  full  (essentially  all  cashflow  not
                        required   by   the   Senior   Certificates).   As  the
                        Subordination  is  reduced  by  application  of  Excess
                        Spread, the protection provided by the accelerated amount of the Class B Certificates to the Senior
                        Certificates will be replaced by Overcollateralization.

CLASS B WRITEDOWNS:     The  Class B  writedown  for any  Payment  Date  (after
                        allocation of collections in the waterfall)  will equal
                        the  excess,  if any, of (1) the sum of (a) the current
                        Senior Certificate  Balance and (b) the current Class B
                        Certificate balance over (2) the current Aggregate Pool
                        Balance.  The  Class B  writedowns  cannot  exceed  the
                        current  Class  B  Certificate   Balance  and  will  be
                        reimbursable at the bottom of the waterfall.

CREDIT ENHANCEMENT:     Credit   enhancement   for  the   Class   A-1  and  A-2
                        Certificates (together the "Senior Certificates") will be provided by the following:

EXCESS  SPREAD:         The  interest  on the loans in each  Pool is  generally
                        expected  to be  higher  than  the  sum of  the  Master
                        Servicing  and  Servicing  Fee,  the Trustee  Fee,  the
                        premium payable to the Certificate Insurer, such Pool's
                        allocable  share  of the  Class  B  interest,  and  the
                        interest on such Senior  Certificates,  thus generating
                        Excess  Spread  which will be  available  as  principal
                        payments on the  related  Senior  Certificates  on each
                        Payment  Date.  Under  certain  circumstances,   Excess
                        Spread from one Pool may be used to cover shortfalls due to delinquencies or losses on the other Pool.

OVERCOLLATERALIZATION/  Excess Spread will be applied, to the extent available,
SUBORDINATION:          to make accelerated payments of principal on the Senior
                        Certificates; such application will cause the principal
                        balance of the Senior  Certificates  to  amortize  more
                        rapidly     than    the     loans,     resulting     in
                        Overcollateralization.           Overcollateralization/
                        Subordination will be calculated for each Pool as the related Pool's current principal balance less the related Senior Certificate's current principal balance.
                        The Class B Certificates (the "Subordination") will be senior to the overcollateralization, but subordinate to the Senior Certificates. Each pool will be allocated a portion of the Class B Certificates.

                        The initial Subordination will equal [2.85%] of the related cut-off date pool balance. Prior to the Stepdown Date, the Overcollateralization/Subordination target will equal [5.15%] of the related Final Pool Balance.

                        The Stepdown Date will be the later of (1) the Payment Date in [April 2002] and (2) the date that the Aggregate Pool Balance has been reduced to 50% of the aggregate of the Final Pool Balances.

                        On or after the Stepdown Date, the Overcollateralization/Subordination (which will be allocated to each Pool based on its current Pool balance) will be equal to the greatest of:

                              a) [10.30%] times the current Aggregate Pool Balance;

                              b) two times the difference between (i) 50% of the 90+ delinquencies and (ii) four times the monthly excess spread;

                              c) the sum of the three largest loans remaining in the deal; and

                              d) 0.50% times the aggregate of the Final Pool balances.

                        RESERVE ACCOUNT: Amounts required to be deposited in the Reserve Account will equal the excess of (i) the sum of the specified Overcollateralization/ Subordination targets for both Pools over (ii) the sum of the Overcollateralization/Subordination for both Pools.

                        FINANCIAL GUARANTY INSURANCE POLICY: A financial guaranty policy issued by Ambac Assurance Corp. ("the Certificate Insurer"). Ambac will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Senior Certificates (i.e. after any losses reduce the Overcollateralization/Subordination to zero, Ambac will cover the excess, if any, of the current Senior Certificate Balance over the current Aggregate Pool Balance). The Insured Payments do not cover Realized Losses except to the extent that the aggregate principal balance of the Senior Certificates exceeds the Aggregate Pool Balance. Insured Payments do not cover the Master Servicer's failure to make Delinquency Advances except to the extent that a shortfall of interest due on the Senior Certificates would otherwise result therefrom. The Ambac Insurance Policy is not cancelable for any reason. The Ambac Insurance Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

PASS-THROUGH RATE:      CLASS A-1 CERTIFICATES: The Class A-1 Pass-Through Rate
                        will be  equal  to the  lesser  of (x)  the  applicable
                        Formula  Rate and (y) the  applicable  Available  Funds
                        Cap.

                        CLASS A-2 CERTIFICATES: The Class A-2 Pass-Through Rate will be equal to the lesser of (x) the applicable Formula Rate and (y) the applicable Available Funds Cap.

FORMULA RATE:           The Formula Rate for the Class A-1 Certificates for any
                        Payment  Date will equal the lesser of (i) with respect
                        to any  Payment  Date  which  occurs on or prior to the
                        Optional  Termination  Date,  one-month LIBOR plus [ %]
                        per annum,  or (ii) with  respect to any  Payment  Date
                        that  occurs  after  the  Optional   Termination  Date,
                        one-month LIBOR plus [ %] per annum.

                        The Formula Rate for the Class A-2 Certificates for any Payment Date will equal the lesser of (i) with respect to any Payment Date which occurs on or prior to the
                        Optional Termination Date, one-month LIBOR plus [ %] per annum, or (ii) with respect to any Payment Date that occurs after the Optional Termination Date, one-month LIBOR plus [ %] per annum.

AVAILABLE FUNDS CAP:    The  Available  Funds Cap for the  Senior  Certificates
                        will equal the annualized rate equal to (i) the interest due on the related Pool less such Pool's share of the servicing fee, the Master Servicing fee, the Trustee fee, such Pool's share of the Class B monthly interest and the premium payable to the Certificate
                        Insurer, such amount divided by the principal balance of the applicable Class of Senior Certificates. For any Payment Date on or after October 2000, the Available
                        Funds Cap for the Senior Certificates will be further reduced by 0.50%.

AVAILABLE  FUNDS CAP    If, on any Payment Date, the Available Funds Cap limits
CARRY  FORWARD          the Senior  Certificate's  Pass-Through Rate (i.e., the
AMOUNT:                 rate set by the  Available  Funds  Cap is less than the
                        Formula   Rate  for  the   Class   A-1  or  Class   A-2
                        Certificates), the amount of any such shortfall will be
                        carried  forward  and  be due  and  payable  on  future
                        Payment   Dates  and  shall  accrue   interest  at  the
                        applicable Formula Rate, until paid (such shortfall, together with such accrued interest, the "Available
                        Funds Cap Carry Forward Amount").

                        The Insurance Policy for the Senior Certificates does not cover the Available Funds Cap Carry Forward Amount; the payment of such amount may be funded only from Excess Spread remaining after (i) the payment of interest and principal due on the Senior Certificates for such Payment Date, (ii) reimbursement of the Certificate Insurer, (iii) payment of accelerated principal on the Senior Certificates to achieve the required overcollateralization targets for such Payment Date, or for required deposits into the Reserve Account, and (iv) the payment of interest and principal due on the Class B Certificates for such Payment Date.

FEDERAL TAX ASPECTS:    It is anticipated that the Certificates will be treated
                        as REMIC regular interests for tax purposes

ERISA CONSIDERATIONS:   The  Senior  Certificates  are  expected  to  be  ERISA
                        eligible.  The  Subordinate  Certificates  will  NOT be
                        ERISA eligible.

SMMEA ELIGIBILITY:      The Certificates will NOT constitute  "mortgage-related
                        securities" for purposes of SMMEA.

FORM OF OFFERING:       Book-Entry form, same-day funds through DTC, Euroclear,
                        and CEDEL.

DENOMINATIONS:          Minimum  denominations  of  $25,000  and  multiples  of
                        $1,000 thereafter.

HOME EQUITY LOANS:      - First lien, fixed and adjustable rate mortgage loans.

                        - 1-4 Family residential properties, condominium units and manufactured homes.

                        - A substantial percentage of the loans do not conform to FNMA or FHLMC underwriting standards or to those standards typically applied by banks or other lending institutions, particularly with regard to a borrower's credit history.

                        - Approximately 91.34% (by Statistical Calculation Date aggregate principal balance) of the Home Equity Loans bear prepayment premiums.

                        The Trust is comprised primarily of two pools of mortgage loans. The first pool of loans ("Pool 1 Loans") will support the Class A-1 Certificates, in that payments on the Pool 1 Loans will generally be used to make payments on the Class A-1 Certificates. Similarly, the second pool of loans ("Pool 2 Loans") will generally be used to make payments on the Class A-2 Certificates.

                        POOL 1 LOANS: The Pool 1 Loans have an aggregate principal balance of approximately $250,394,077 as of the Statistical Calculation Date and the Pre-funded Amount of the Pool 1 Loans is expected to be approximately $84,140,149. 91.78% of the Pool 1 Loans, by Statistical Calculation Date aggregate principal balance, are adjustable rate Loans that, after a period of six months, one year, two years, three years, or five years following the date of origination, adjust semi-annually based upon six-month LIBOR. 8.22% of the Pool 1 Loans, by Statistical Calculation Date aggregate principal balance, will bear interest at a fixed rate for the term of the loan. The original principal balance of each Pool 1 Loan will not exceed the maximum loan amounts shown in the table below.

                     MAXIMUM LOAN BALANCES OF POOL 1 LOANS
                     -------------------------------------
             Number of Units       Maximum Loan Amount of First Mortgage
             ---------------       -------------------------------------
                                Continental United States    Alaska or Hawaii
                                -------------------------    ----------------
                       1               $240,000                 $360,000
                       2               $307,100                 $460,650
                       3               $371,200                 $556,800
                       4               $461,350                 $692,025
--------------------------------------------------------------------------------

                        POOL 2 LOANS: The Pool 2 Loans have an aggregate principal balance of approximately $115,584,286 as of the Statistical Calculation Date and the Pre-funded Amount of the Pool 2 Loans is expected to be $38,816,126. 93.69% of the Pool 2 Loans, by Statistical Calculation Date aggregate principal balance, are adjustable rate Loans that, after a period of six months, two years, three years, or five years following the date of origination, adjust semi-annually based upon six-month LIBOR. 6.31% of the Pool 2 Loans, by Statistical Calculation Date aggregate principal balance, will bear interest at a fixed rate for the term of the loan. The original principal balance of 45.83% of the Pool 2 Loans will exceed the maximum loan amounts shown in the table above. The original principal balance of 54.17% of the Pool 2 Loans will not exceed the maximum loan amounts shown in the table above.

DESCRIPTION OF THE SERVICER

o Countrywide Home Loans, Inc ("Countrywide") is a New York corporation and a subsidiary of Countrywide Credit Industries, Inc.

o Countrywide is engaged primarily in the mortgage banking business, and as such, originates, purchases, sells and services mortgage loans.

o Countrywide originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide.

o    Countrywide's   mortgage  loans  are  principally   first-lien,   fixed  or
     adjustable rate mortgage loans secured by single-family residences.

o As of August 31, 1999, Countrywide provided servicing for mortgage loans with an aggregate principal balance of approximately $236.4 billion.

o As of August 31, 1999, Countrywide provided servicing for approximately $4.1 billion in B&C quality mortgage loans.

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)

POOL 1 INFORMATION

Aggregate Field              Description      Count   Balance$   Pool%
---------------              -----------      -----   --------   -----

State                         California       576  76,332,459   30.48
                                Illinois       195  17,894,756    7.15
                                 Florida       203  17,212,726    6.87
                              Washington       142  16,651,218    6.65
                                New York       112  11,417,820    4.56
                              New Jersey       103  10,764,441    4.30
                                    Utah        93   9,561,841    3.82
                                Michigan       135   9,212,219    3.68
                                    Ohio       102   7,178,782    2.87
                                 Arizona        80   7,061,485    2.82
                           Massachusetts        54   6,865,154    2.74
                                  Oregon        62   6,739,093    2.69
                                Colorado        60   6,209,288    2.48
                                  Nevada        40   4,551,684    1.82
                                Missouri        63   4,305,274    1.72
                                 Indiana        58   3,965,013    1.58
                            Pennsylvania        57   3,428,446    1.37
                                 Georgia        34   3,207,038    1.28
                          North Carolina        31   2,835,912    1.13
                                   Idaho        34   2,737,884    1.09
                               Wisconsin        37   2,688,091    1.07
                             Connecticut        21   1,979,647    0.79
                           New Hampshire        17   1,682,406    0.67
                               Minnesota        21   1,644,873    0.66
                                  Kansas        19   1,606,778    0.64
                          South Carolina        15   1,407,608    0.56
                                   Texas        16   1,399,712    0.56
                                Maryland        13   1,363,902    0.54
                                Oklahoma        17   1,309,058    0.52
                              New Mexico        12   1,087,299    0.43
                                  Alaska         9   1,073,715    0.43
                               Tennessee        11     790,296    0.32
                                 Montana         8     674,580    0.27
                            Rhode Island         7     658,552    0.26
                                   Maine         5     457,169    0.18
                                Virginia         4     415,691    0.17
                                Delaware         3     357,374    0.14
                                Kentucky         5     352,378    0.14
                                  Hawaii         2     257,500    0.10
                             Mississippi         2     186,963    0.07
                                 Vermont         2     177,816    0.07
                           West Virginia         3     164,960    0.07
                                Arkansas         2     150,940    0.06
                                Nebraska         2     121,184    0.05
                               Louisiana         3     114,799    0.05
                             District of         1      75,824    0.03
                                Columbia
                                    Iowa         1      62,428    0.02
                                            ------ -----------  ------
                                             2,492 $250,394,077 100.00%

Original LTV           10.001% - 15.000%         1      25,000    0.01
                       15.001% - 20.000%         2      59,900    0.02
                       20.001% - 25.000%         5     232,470    0.09
                       25.001% - 30.000%         7     523,188    0.21
                       30.001% - 35.000%        10     573,658    0.23
                       35.001% - 40.000%        11     486,403    0.19
                       40.001% - 45.000%        16     948,526    0.38
                       45.001% - 50.000%        35   2,464,039    0.98
                       50.001% - 55.000%        26   1,924,702    0.77
                       55.001% - 60.000%        74   5,349,278    2.14
                       60.001% - 65.000%       130  10,622,053    4.24
                       65.001% - 70.000%       241  21,088,817    8.42
                       70.001% - 75.000%       374  38,585,940   15.41
                       75.001% - 80.000%       827  82,539,421   32.96
                       80.001% - 85.000%       361  40,422,345   16.14
                       85.001% - 90.000%       372  44,548,338   17.79
                                            ------ -----------  ------
                                             2,492 $250,394,077  100.00%

Current Coupon           7.001% - 8.000%        49   6,710,843    2.68
                         8.001% - 9.000%       438  53,135,852   21.22
                        9.001% - 10.000%       855  90,674,410   36.21
                       10.001% - 11.000%       699  63,888,360   25.52
                       11.001% - 12.000%       323  27,396,221   10.94
                       12.001% - 13.000%       102   7,099,822    2.84
                       13.001% - 14.000%        26   1,488,569    0.59
                                            ------ ------------ ------
                                             2,492 $250,394,077 100.00%

Current Balance   $10,000.01- $15,000.00         2      26,939    0.01
                  $15,000.01- $20,000.00         5      99,946    0.04
                  $20,000.01- $30,000.00        56   1,519,129    0.61
                  $30,000.01- $40,000.00       150   5,328,826    2.13
                  $40,000.01- $50,000.00       183   8,372,555    3.34
                  $50,000.01-$100,000.00     1,020  75,671,096   30.22
                 $100,000.01-$250,000.00     1,073 158,556,078   63.32
                 $250,000.01-$500,000.00         3     819,508    0.33
                                            ------ ------------ ------
                                             2,492 $250,394,077 100.00%

Property Type              Single Family     2,176 220,670,482   88.13
                              2-4 Family       184  18,733,684    7.48
                             Condominium       100   8,588,697    3.43
                            Manufactured        32   2,401,214    0.96
                                 Housing
                                            ------ ------------ ------
                                             2,492 $250,394,077 100.00%

Loan Age                               0       909  88,119,593   35.19
                                       1       770  79,636,119   31.80
                                       2       147  15,403,675    6.15
                                       3       102  10,838,089    4.33
                                       4        56   5,806,591    2.32
                                       5        65   6,355,670    2.54
                                       6        60   5,918,785    2.36
                                       7        51   5,193,120    2.07
                               8 or more       332  33,122,433   13.23
                                            ------ ------------  ------
                                             2,492 $250,394,077  100.00%

Remaining Term             Less than 353       372  35,983,008   14.37
                                     353        50   5,144,826    2.05
                                     354        57   5,634,656    2.25
                                     355        64   6,303,233    2.52
                                     356        55   5,774,904    2.31
                                     357        98  10,438,938    4.17
                                     358       147  15,403,675    6.15
                                     359       756  78,698,393   31.43
                                     360       893  87,012,443   34.75
                                            ------ ------------ ------
                                             2,492 $250,394,077 100.00%

Occupancy                 Owner Occupied     2,244 232,362,796   92.80
                      Non-Owner Occupied       248  18,031,281    7.20
                                            ------  -----------  ------
                                             2,492 $250,394,077 100.00%

Credit Grade                  A                369  38,090,914   15.21
                              A-               801  92,684,755   37.02
                              B                693  67,813,059   27.08
                              C                483  40,744,355   16.27
                              C-                97   7,390,150    2.95
                              D                 49   3,670,844    1.47
                                            ------ -----------  ------
                                             2,492 $250,394,077 100.00%

Margin                             Fixed       250  20,577,587    8.22
                          3.501 - 3.750%         1      48,490    0.02
                          3.751 - 4.000%         1      55,584    0.02
                          4.251 - 4.500%         3     337,708    0.13
                          4.501 - 4.750%         7     719,183    0.29
                          4.751 - 5.000%        17   1,928,620    0.77
                          5.001 - 5.250%        31   3,046,037    1.22
                          5.251 - 5.500%       170  19,976,674    7.98
                          5.501 - 5.750%       119  12,970,027    5.18
                          5.751 - 6.000%       543  58,223,275   23.25
                          6.001 - 6.250%       552  56,856,677   22.71
                          6.251 - 6.500%       197  20,726,639    8.28
                          6.501 - 6.750%       264  26,750,620   10.68
                          6.751 - 7.000%        77   7,202,043    2.88
                          7.001 - 7.250%       119   9,714,161    3.88
                          7.251 - 7.500%        49   3,915,448    1.56
                          7.501 - 7.750%        38   2,945,775    1.18
                          7.751 - 8.000%        23   1,980,354    0.79
                          8.001 - 8.250%         9     892,413    0.36
                          8.251 - 8.500%        11     703,076    0.28
                          8.501 - 8.750%         5     409,351    0.16
                          8.751 - 9.000%         3     246,975    0.10
                          9.001 - 9.250%         1      88,971    0.04
                          9.251 - 9.500%         1      42,575    0.02
                         9.751 - 10.000%         1      35,816    0.01
                                            ------ -----------   ------
                                             2,492 $250,394,077 100.00%

Rate Reset                         Fixed       250  20,577,587    8.22
                                 1999/10         6     865,549    0.35
                                 1999/11         9     940,063    0.38
                                 1999/12        10     884,068    0.35
                                 2000/01        18   1,607,013    0.64
                                 2000/02         8     857,196    0.34
                                 2000/03         3     648,707    0.26
                                 2000/04         5     414,231    0.17
                                 2000/06         3     279,857    0.11
                                 2000/07         9     462,670    0.18
                                 2000/08        11     867,894    0.35
                                 2000/09        17   1,868,826    0.75
                                 2000/10        73   7,478,369    2.99
                                 2000/11       126  12,726,897    5.08
                                 2000/12        51   5,153,257    2.06
                                 2001/01        22   2,321,364    0.93
                                 2001/02        52   5,347,973    2.14
                                 2001/03        48   4,840,351    1.93
                                 2001/04        28   2,633,269    1.05
                                 2001/05        25   2,453,512    0.98
                                 2001/06        65   7,054,366    2.82
                                 2001/07       345  37,672,743   15.05
                                 2001/08       303  30,773,142   12.29
                                 2001/09        65   6,293,733    2.51
                                 2001/10        11     948,216    0.38
                                 2001/11        17   1,560,726    0.62
                                 2001/12         8     605,477    0.24
                                 2002/01         4     463,975    0.19
                                 2002/02         5     331,084    0.13
                                 2002/03        16   1,577,043    0.63
                                 2002/04        22   2,729,483    1.09
                                 2002/05        83   8,598,066    3.43
                                 2002/06        27   2,745,456    1.10
                                 2002/07       231  23,432,438    9.36
                                 2002/08       201  19,899,589    7.95
                                 2002/09        52   5,273,040    2.11
                                 2003/06         1      63,489    0.03
                                 2003/12         1     139,031    0.06
                                 2004/05         1     179,772    0.07
                                 2004/06        13   1,307,217    0.52
                                 2004/07       128  13,274,584    5.30
                                 2004/08        93  10,040,223    4.01
                                 2004/09        26   2,202,530    0.88
                                            ------ -----------  ------
                                             2,492 $250,394,077 100.00%

Life Cap                           Fixed       250  20,577,587    8.22
                       13.001% - 14.000%         8     958,786    0.38
                       14.001% - 15.000%        75  10,198,373    4.07
                       15.001% - 16.000%       429  51,464,286   20.55
                       16.001% - 17.000%       778  82,145,076   32.81
                       17.001% - 18.000%       585  54,336,695   21.70
                       18.001% - 19.000%       277  23,985,156    9.58
                       19.001% - 20.000%        78   5,887,116    2.35
                       20.001% - 21.000%        12     841,001    0.34
                                            ------ -----------  ------
                                             2,492 $250,394,077 100.00%

Life Floor                         Fixed       250  20,577,587    8.22
                         7.001% - 8.000%        49   6,530,634    2.61
                         8.001% - 9.000%       404  49,990,345   19.96
                        9.001% - 10.000%       777  82,863,145   33.09
                       10.001% - 11.000%       626  58,182,492   23.24
                       11.001% - 12.000%       290  25,079,869   10.02
                       12.001% - 13.000%        81   6,156,614    2.46
                       13.001% - 14.000%        15   1,013,390    0.40
                                            ------ -----------   ------
                                             2,492 $250,394,077 100.00%

POOL 2 INFORMATION



State                         California       239   50,129,942   43.37
                                Illinois        78    9,170,093    7.93
                              Washington        51    7,130,382    6.17
                              New Jersey        43    6,976,709    6.04
                                 Florida        58    6,020,586    5.21
                                Michigan        32    3,770,524    3.26
                                New York        32    3,728,605    3.23
                                    Utah        19    2,965,306    2.57
                                 Arizona        22    2,828,061    2.45
                           Massachusetts        18    2,122,180    1.84
                                  Nevada        14    1,985,591    1.72
                                 Georgia         9    1,869,356    1.62
                                  Oregon        14    1,816,254    1.57
                                    Ohio        25    1,674,634    1.45
                             Connecticut        10    1,394,827    1.21
                                Colorado        16    1,325,637    1.15
                            Pennsylvania        16    1,131,463    0.98
                                Maryland         4      757,042    0.65
                               Wisconsin         6      745,684    0.65
                               Minnesota         5      743,399    0.64
                                Missouri        12      732,634    0.63
                                  Kansas         6      726,974    0.63
                                  Hawaii         3      644,840    0.56
                          North Carolina         4      642,747    0.56
                                 Montana         4      559,471    0.48
                              New Mexico         5      558,414    0.48
                                   Idaho         6      477,154    0.41
                                Virginia         2      434,164    0.38
                                 Indiana         8      402,145    0.35
                                Oklahoma         3      345,430    0.30
                          South Carolina         4      328,646    0.28
                           New Hampshire         4      282,556    0.24
                                  Alaska         2      216,088    0.19
                                 Vermont         2      171,108    0.15
                                Kentucky         3      154,755    0.13
                                   Texas         3      139,074    0.12
                                Arkansas         2      128,687    0.11
                               Louisiana         1      113,955    0.10
                                Delaware         1       93,934    0.08
                               Tennessee         1       69,700    0.06
                                   Maine         1       39,920    0.03
                                    Iowa         1       35,613    0.03
                                            ------  -----------  ------
                                               789 $115,584,286  100.00%

Original LTV           20.001% - 25.000%         2       56,992    0.05
                       25.001% - 30.000%         4      170,408    0.15
                       30.001% - 35.000%         4      348,516    0.30
                       35.001% - 40.000%         3      144,498    0.13
                       40.001% - 45.000%         9      547,012    0.47
                       45.001% - 50.000%         6      311,336    0.27
                       50.001% - 55.000%        13    2,014,173    1.74
                       55.001% - 60.000%        22    3,289,696    2.85
                       60.001% - 65.000%        28    3,763,193    3.26
                       65.001% - 70.000%        61    7,664,278    6.63
                       70.001% - 75.000%       127   18,534,954   16.04
                       75.001% - 80.000%       264   39,132,837   33.86
                       80.001% - 85.000%       126   19,337,633   16.73
                       85.001% - 90.000%       120   20,268,761   17.54
                                            ------ ------------  ------
                                               789 $115,584,286 100.00%

Current Coupon           7.001% - 8.000%        22    3,506,838    3.03
                         8.001% - 9.000%       135   25,822,201   22.34
                        9.001% - 10.000%       304   47,857,531   41.40
                       10.001% - 11.000%       218   28,235,260   24.43
                       11.001% - 12.000%        86    8,093,574    7.00
                       12.001% - 13.000%        19    1,661,588    1.44
                       13.001% - 14.000%         5      407,293    0.35
                                            ------ ------------  ------
                                               789 $115,584,286  100.00%

Current Balance   $15,000.01- $20,000.00         3       59,260    0.05
                  $20,000.01- $30,000.00        12      334,114    0.29
                  $30,000.01- $40,000.00        38    1,346,418    1.16
                  $40,000.01- $50,000.00        42    1,907,088    1.65
                  $50,000.01-$100,000.00       253   18,708,028   16.19
                 $100,000.01-$250,000.00       293   46,875,749   40.56
                 $250,000.01-$500,000.00       148   46,353,630   40.10
                                            ------ ------------ -------
                                               789 $115,584,286 100.00%

Property Type              Single Family       689  103,136,068   89.23
                              2-4 Family        61    7,568,291    6.55
                             Condominium        31    4,112,055    3.56
                            Manufactured         8      767,873    0.66
                                 Housing
                                            ------  -----------  ------
                                               789 $115,584,286 100.00%


Loan Age                               0       302   41,260,730   35.70
                                       1       215   33,352,893   28.86
                                       2        64    8,280,822    7.16
                                       3        26    4,331,139    3.75
                                       4        23    3,685,435    3.19
                                       5        23    3,176,284    2.75
                                       6        18    2,465,110    2.13
                                       7        17    1,546,079    1.34
                               8 or more       101   17,485,794   15.13
                                            ------ - ----------- ------
                                               789 $115,584,286  100.00%

Remaining Term             Less than 353       105   18,017,223   15.59
                                     353        17    1,546,079    1.34
                                     354        17    2,371,381    2.05
                                     355        23    3,176,284    2.75
                                     356        23    3,685,435    3.19
                                     357        26    4,331,139    3.75
                                     358        64    8,280,822    7.16
                                     359       215   33,352,893   28.86
                                     360       299   40,823,030   35.32
                                            ------  -----------  ------
                                               789 $115,584,286  100.00%


Occupancy                 Owner Occupied       722  107,823,501   93.29
                      Non-Owner Occupied        67    7,760,785    6.71
                                            ------  -----------  ------
                                               789  $115,584,286 100.00%


Credit Grade                  A                130   21,831,492   18.89
                              A-               277   44,519,927   38.52
                              B                212   29,524,169   25.54
                              C                132   15,875,200   13.73
                              C-                26    2,900,401    2.51
                              D                 12      933,097    0.81
                                            ------  -----------  ------
                                               789 $115,584,286 100.00%

Margin                             Fixed        66    7,293,424     6.31
                          4.001 - 4.250%         2       99,151     0.09
                          4.501 - 4.750%         3      531,888     0.46
                          4.751 - 5.000%         7    1,252,956     1.08
                          5.001 - 5.250%         9    1,664,469     1.44
                          5.251 - 5.500%        52    7,818,170     6.76
                          5.501 - 5.750%        32    6,639,910     5.74
                          5.751 - 6.000%       182   29,234,532    25.29
                          6.001 - 6.250%       169   23,250,665    20.12
                          6.251 - 6.500%        76   12,149,031    10.51
                          6.501 - 6.750%        94   13,243,317    11.46
                          6.751 - 7.000%        22    4,305,533     3.73
                          7.001 - 7.250%        41    4,239,070     3.67
                          7.251 - 7.500%        13    1,557,162     1.35
                          7.501 - 7.750%        12    1,003,190     0.87
                          7.751 - 8.000%         5      652,092     0.56
                          8.001 - 8.250%         3      451,770     0.39
                          8.501 - 8.750%         1      197,955     0.17
                                            ------ ------------  -------
                                               789 $115,584,286   100.00%

Rate Reset                         Fixed        66    7,293,424     6.31
                                 1999/10         3      626,840     0.54
                                 1999/11         5      855,874     0.74
                                 1999/12         2      298,159     0.26
                                 2000/01         8    1,210,577     1.05
                                 2000/02         3      557,701     0.48
                                 2000/04         1      138,519     0.12
                                 2000/06         3      617,058     0.53
                                 2000/07         2      418,554     0.36
                                 2000/08         3      520,061     0.45
                                 2000/09         6    1,490,149     1.29
                                 2000/10        27    3,735,217     3.23
                                 2000/11        33    5,947,880     5.15
                                 2000/12        10    1,224,110     1.06
                                 2001/01         6      814,712     0.70
                                 2001/02        20    2,438,535     2.11
                                 2001/03        18    2,565,306     2.22
                                 2001/04        12    1,587,059     1.37
                                 2001/05        10    1,501,474     1.30
                                 2001/06        26    3,961,140     3.43
                                 2001/07       112   17,773,486    15.38
                                 2001/08       106   15,831,342    13.70
                                 2001/09        19    2,188,250     1.89
                                 2001/10         4    1,002,540     0.87
                                 2001/11         4      619,094     0.54
                                 2001/12         3      362,586     0.31
                                 2002/01         4      450,241     0.39
                                 2002/02         2      330,016     0.29
                                 2002/03         5    1,329,815     1.15
                                 2002/04         5      747,704     0.65
                                 2002/05        20    3,258,355     2.82
                                 2002/06        12    1,412,408     1.22
                                 2002/07        74   11,463,713     9.92
                                 2002/08        66    9,553,857     8.27
                                 2002/09        16    3,380,435     2.92
                                 2003/04         1       75,461     0.07
                                 2003/05         1       80,078     0.07
                                 2004/06         5      336,640     0.29
                                 2004/07        27    3,509,568     3.04
                                 2004/08        33    3,294,300     2.85
                                 2004/09         6      782,050     0.68
                                            ------ ------------   ------
                                               789 $115,584,286   100.00%

Life Cap                           Fixed        66    7,293,424     6.31
                       12.001% - 13.000%         1      303,599     0.26
                       13.001% - 14.000%         4      752,516     0.65
                       14.001% - 15.000%        30    5,048,329     4.37
                       15.001% - 16.000%       136   25,644,291    22.19
                       16.001% - 17.000%       274   44,392,646    38.41
                       17.001% - 18.000%       186   23,506,751    20.34
                       18.001% - 19.000%        75    7,012,469     6.07
                       19.001% - 20.000%        16    1,477,261     1.28
                       20.001% - 21.000%         1      153,000     0.13
                                            ------ ------------   ------
                                               789 $115,584,286   100.00%



Life Floor                         Fixed        66    7,293,424     6.31
                         6.001% - 7.000%         1      303,599     0.26
                         7.001% - 8.000%        22    3,762,462     3.26
                         8.001% - 9.000%       125   24,103,085    20.85
                        9.001% - 10.000%       284   46,225,599    39.99
                       10.001% - 11.000%       196   24,941,464    21.58
                       11.001% - 12.000%        78    7,324,392     6.34
                       12.001% - 13.000%        16    1,477,261     1.28
                       13.001% - 14.000%         1      153,000     0.13
                                            ------ ------------   ------
                                               789 $115,584,286   100.00%